FAIR VALUE MEASUREMENTS	12 Months Ended
Jun. 30, 2025
EBP Japan
EBP, Investment, Fair Value and NAV [Line Items]
FAIR VALUE MEASUREMENTS	FAIR VALUE MEASUREMENTS
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Fair value measurements assume that the transaction occurs in the principal market for the asset or liability (the market with the most volume and activity for the asset or liability from the perspective of the reporting entity), or in the absence of a principal market, the most advantageous market for the asset or liability (the market in which the reporting entity would be able to maximize the amount received or minimize the amount paid). The Plan applies fair value measurements to the Plan’s investments in accordance with the requirements described above.
The fair value of Plan’s investment in stocks of The Procter and Gamble Company as disclosed in the statements of net assets available for plan benefits are determined based on the quoted market price in an active market, which is Level 1 under fair value hierarchy.
The availability of observable market data is monitored to assess the appropriate classification of financial instruments within the fair value hierarchy.Changes in economic conditions or model-based valuation techniques may require the transfer of financial instruments from one fair value level to another. In such instances, the transfer is reported at the beginning of the reporting period.

The fair value of Cash in the Statements of Net assets available for benefits is determined at cost plus accrued interest.

	2025	2024
Asset Category	Level 1	Level 1
Cash	¥18,189,658	¥18,266,667
Investment in stocks	¥22,936,731,446	¥28,160,193,757